SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 12, 2006

ME PORTFOLIO MANAGEMENT LIMITED,

(as manager of SMHL Global Fund No. 8)

(Exact Name of Registrant as Specified in its Charter)

Victoria, Australia
(State or Other Jurisdiction of Incorporation)

333-127004-01	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

Level 23, 360 Collins Street, Melbourne, VIC 3000, Australia Not Applicable (Address of Principal Executive Offices) (Zip Code)

613 9605 6000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 28, 2005, pursuant to a registration statement (No. 333-127004-01), Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the “Issuer Trustee”) of the SMHL Global Fund No. 8 (the “Trust”), publicly issued U.S.$950,000,000 of Class A-1 Mortgage Backed Floating Rate Notes (the “Notes”).  The Issuer Trustee made a regular quarterly distribution of principal and interest to the holders of the Notes on the quarterly payment date falling on January 12, 2006. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Item 601(A) of Regulation S-K Exhibit No.	Description
1	99	Noteholders report for the Quarterly Payment Date on January 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Manager for the SMHL Global Fund No. 8, by the undersigned, thereunto duly authorized.

ME Portfolio Management Limited,

(in its capacity as Manager for the

SMHL Global Fund No. 8

(Registrant)

Dated:  January 19, 2006

By:  /S/  NICHOLAS VAMVAKAS

Name:     Nicholas Vamvakas

Title:        Head of Financial Markets

INDEX OF EXHIBITS

Exhibit No.	Item 601(A) of Regulation S-K Exhibit No.	Description
1	99	Noteholders report for the Quarterly Payment Date on January 12, 2006

 4